UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

300 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Globalstar, Inc. held its Annual Meeting of Stockholders on May 22, 2012, at which 288,959,953 shares were represented in person or by proxy. The company submitted two matters to the vote of the stockholders.  A summary of the matters voted upon by stockholders is set forth below.

1. Stockholders elected each of the two nominees for Class C director to serve for a term to expire at the 2015 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
William A. Hasler	245,247,180	435,868	43,276,905
James Monroe III	239,303,370	6,379,678	43,276,905

2. Stockholders ratified the appointment of Crowe Horwath LLP as the company’s independent auditors for the fiscal year ending December 31, 2012 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
288,682,052	122,222	155,679	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ L. Barbee Ponder IV
L. Barbee Ponder IV
Vice President and General Counsel

Date: May 23, 2012